SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                             TRUSTMARK CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

[GRAPHIC OMITTED]
(LOGO)

                                  April 8, 2005

Dear Shareholder:

You are cordially invited to attend Trustmark Corporation's annual meeting of shareholders. This meeting will be held in the Grand Ballroom at the Hilton Hotel, located at 1001 East County Line Road, Jackson, Mississippi, on Tuesday, May 10, 2005, at 10:00 a.m.

At the meeting, shareholders will elect a board of directors, vote on the proposed Trustmark Corporation 2005 Stock and Incentive Compensation Plan and transact such other business as may properly come before the meeting. Prior to the meeting, please carefully read the accompanying proxy statement.

Thank you for your support of Trustmark.


                                   Sincerely,

                             /s/ Richard G. Hickson

                               Richard G. Hickson
                      Chairman and Chief Executive Officer

                              Trustmark Corporation
                             248 East Capitol Street
                                Jackson, MS 39201


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


DATE AND TIME.................Tuesday, May 10, 2005, at 10:00 a.m.

LOCATION......................Grand Ballroom
                              Hilton Hotel
                              1001 East County Line Road
                              Jackson, Mississippi 39211

ITEMS OF BUSINESS.............(1) To elect a board of twelve directors to hold office for the ensuing year or until
                                  their successors are elected and qualified.
                              (2) To vote on the proposed Trustmark Corporation
                                  2005 Stock and Incentive Compensation Plan.
                              (3) To transact such other business as may
                                  properly come before the meeting.

RECORD DATE...................Shareholders of record on March 14, 2005, are eligible to vote at the meeting in person or by proxy.

PROXY VOTING/REVOCATION.......You are urged to sign and return the enclosed proxy promptly, whether or not you plan to attend the meeting. If you do attend the meeting, you may revoke your proxy prior to the voting thereof. You may also revoke your proxy at any time before it is voted by written notice to the Secretary of Trustmark Corporation or by delivery to the Secretary of a subsequently dated proxy.


                                                T. Harris Collier III
                                                Secretary to the Board

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1
   Solicitation by the Board of Directors......................................1
   Meeting Location, Date and Time.............................................1
   Shareholders Entitled to Vote...............................................1
   Required Vote...............................................................1
   How to Vote.................................................................1
   Revocation of Proxies.......................................................1
   Voting on Other Matters.....................................................1
   Cost of Proxy Solicitation..................................................1
CORPORATE GOVERNANCE...........................................................1
   Board Mission...............................................................2
   Meetings of the Board of Directors..........................................2
   Director Attendance at Annual Meeting.......................................2
   Director Independence.......................................................2
   Lead Director...............................................................2
   Committees of the Board of Directors........................................2
      Audit and Finance Committee..............................................2
      Executive Committee......................................................2
      Human Resources Committee................................................2
      Nominating Committee.....................................................3
      Strategic Planning Committee.............................................3
   Committee Membership........................................................3
   Director Compensation.......................................................3
   Communications with Directors...............................................4
   Nomination of Directors.....................................................4
   Director Qualifications.....................................................4
      Personal Traits..........................................................4
      Leadership Qualities.....................................................5
      Individual Competencies..................................................5
PROPOSAL 1:  ELECTION OF DIRECTORS.............................................5
THE NOMINEES...................................................................6
PROPOSAL 2:  2005 STOCK AND INCENTIVE COMPENSATION PLAN........................9
PERFORMANCE GRAPH.............................................................13
STOCK.........................................................................14
   Securities Ownership by Certain Beneficial Owners and Management...........14
   Section 16(a) Beneficial Ownership Reporting Compliance....................15
   Securities Authorized for Issuance.........................................15
EXECUTIVE COMPENSATION........................................................15
   Compensation Tables........................................................15
   Option Grants in 2004......................................................16
   Option Exercises and Year-End Option Values................................16
   Pension Plan...............................................................16
   Supplemental Retirement Plan...............................................17
   Employment Agreements......................................................17
   Human Resources Committee Report on Executive Compensation.................18
      Chief Executive Officer Compensation - 2004.............................18
      Executive Officers' Compensation - 2004.................................19
      Committee Composition...................................................19
TRANSACTIONS WITH MANAGEMENT..................................................19
AUDIT AND FINANCE COMMITTEE REPORT............................................19
   Independent Public Accountants.............................................19
   Committee Review and Discussion............................................19
   Accounting Fees............................................................20
   Pre-Approval Policy........................................................20
   Audit and Finance Committee Charter........................................20
PROPOSALS OF SHAREHOLDERS.....................................................20
Exhibit A:  2005 STOCK AND INCENTIVE COMPENSATION PLAN.......................A-1
Exhibit B:  AUDIT AND FINANCE COMMITTEE CHARTER..............................B-1

GENERAL INFORMATION

Solicitation by the Board of Directors

This proxy statement is being sent on or about April 8, 2005, in connection with the solicitation by the Board of Directors of Trustmark Corporation (Trustmark) of proxies to be voted at the 2005 Annual Meeting of Shareholders and at any adjournment or postponement thereof for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

Meeting Location, Date and Time

The Annual Meeting of Shareholders will be held in the Grand Ballroom of the Hilton Hotel, located at 1001 East County Line Road, Jackson, Mississippi 39211, on Tuesday, May 10, 2005, at 10:00 a.m.

Shareholders Entitled to Vote

Shareholders of record at the close of business on March 14, 2005, are entitled to notice of and to vote at the meeting in person or by proxy. On the record date, Trustmark had outstanding 57,198,010 shares of common stock.

Required Vote

A majority of the shares outstanding constitutes a quorum. In the election of directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This product constitutes the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. Each share is entitled to one vote on other issues, and the issue will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. While abstentions and broker non-votes (shares held by brokerage customers that may not be voted on certain matters because the broker has not received specific instructions from the customers) are counted for purposes of determining a quorum, they are not otherwise counted and, therefore, will have no effect on the outcome of any issue.

All valid proxies received by Trustmark will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated in an otherwise properly executed proxy, it will be voted in accordance with the recommendations of the Board of Directors of Trustmark.

How to Vote

Shareholders of record can vote in person at the annual meeting or by proxy without attending the annual meeting.

To vote by proxy, either:
     1. Complete the enclosed proxy card, sign, date and return it in the enclosed postage-paid envelope,
     2.   Vote by telephone (instructions are on the proxy card) or
     3.   Vote by Internet (instructions are on the proxy card).

Revocation of Proxies

Any shareholder may revoke a proxy at any time before it is voted by written notice to the Secretary, by revocation at the meeting or by delivery to the Secretary of a subsequently dated proxy.

Voting on Other Matters

The Board of Directors is not aware of any additional matters likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the accompanying proxy or their substitutes will vote the shares represented by such proxies in accordance with the recommendations of the Board of Directors of Trustmark.

Cost of Proxy Solicitation

Solicitation of proxies will be primarily by mail. Associates of Trustmark and its subsidiaries may be used to solicit proxies by means of telephone or personal contact but will not receive any additional compensation for doing so. Banks, brokers, trustees and nominees will be reimbursed for reasonable expenses incurred in sending proxy materials to the beneficial owners of such shares. The total cost of the solicitation will be borne by Trustmark.

CORPORATE GOVERNANCE

In December 2000, Trustmark's Board of Directors created a Governance Committee to perform a comprehensive evaluation of Trustmark's approach to corporate governance. With the assistance of an outside consulting firm specializing in corporate governance, the Committee analyzed numerous corporate governance topics including:

     o    Role, structure and composition of the Board and committees,
     o    Committee charters, calendars and decision accountabilities,
     o    Required Board/Director competencies and traits,
     o    Nomination, selection and succession procedures for directors and
     o    Board performance evaluation.

As a result of this analysis, Trustmark implemented an enhanced governance structure in April 2002. The effectiveness and efficiency of Trustmark's corporate decision-making processes were improved through the implementation of a committee structure and revised director accountabilities that best enable the Board to address issues such as business growth, human capital and technology.

Provisions of Trustmark's governance structure include, among other things, a retirement age of 65 for directors, required notification of changes in professional responsibilities and residence, a director's attendance policy, as well as the authority to seek advice or counsel from external advisers on an as-needed basis.

Board Mission

The role of the Board is to foster Trustmark's long-term success consistent with
its  fiduciary   responsibilities  to  shareholders.   As  part  of  this  role,
Trustmark's Board is responsible for:

     o    Providing strategic guidance and oversight,
     o Acting as a resource on strategic issues and in matters of planning and policymaking,
     o Ensuring that management's operations contribute to Trustmark's financial soundness,
     o    Promoting social responsibility and ethical business conduct,
     o Providing insight and guidance on complex business issues and problems in the banking and financial services industries,
     o Ensuring that an effective system is in place to facilitate selection, succession planning and compensation of the Chief Executive Officer and
     o Ensuring Trustmark's compliance with all relevant legal and regulatory requirements.

The Board also adopted a formal mission statement for the Board and its committees to address the governance guidelines and responsibilities of each. Likewise, the Board has adopted codes of conduct for directors, senior financial officers and associates. These materials are available on Trustmark's website at www.trustmark.com or may be obtained by written request addressed to the Secretary of the Board, Trustmark Corporation, Post Office Box 291, Jackson, MS 39205-0291.

Meetings of the Board of Directors

The Board of Directors met five times in 2004. Each director attended at least 75 percent of the total number of meetings of the Board of Directors and Board committees of which he or she was a member in 2004.

Director Attendance at Annual Meeting

Directors are expected to attend the Annual Meeting of Shareholders, and in 2004, all directors were present.

Director Independence

The Board has affirmatively determined that all directors, with the exception of the Chairman and CEO, Richard G. Hickson, meet the requirements of independence under NASDAQ Rule 4200.

Lead Director

Trustmark's Chairman of the Board also serves as CEO. Therefore, under the governance guidelines set forth in Trustmark's Board Mission Statement, the Chairman of the Executive Committee, Matthew L. Holleman III, serves as the Board's Lead Director. The primary responsibility of the Lead Director is to chair Board meetings when the CEO is not present and refer to the appropriate Board committees any issue brought to his attention by shareholders, directors or others.

Committees of the Board of Directors

There are five committees that collectively provide guidance on strategic issues, planning and policymaking: Audit and Finance, Executive, Human Resources, Nominating and Strategic Planning. The committees are comprised solely of independent directors, with the exception of the Executive Committee.

Audit and Finance Committee

Under the terms of its Charter (Exhibit B hereto), the Audit and Finance Committee meets at least five times a year and is responsible for, among other things, annual approval of the independent auditors, oversight of audit activities, financial reporting and regulatory compliance, as well as review and approval of Trustmark's profit plan.

The  Committee  meets  with  the  independent  and  internal   auditors  without
management present on a regular basis.

Executive Committee

The Executive Committee acts on behalf of the Board if a matter requires Board action before a meeting of the full Board can be held. The Committee is responsible for reviewing the corporate governance structure and annually evaluating each director's performance against specific performance criteria.

Human Resources Committee

The role of the Human Resources Committee is to ensure that appropriate policies and practices are in place to facilitate the development of management talent, orderly CEO succession planning, corporate social responsibility and the setting of management compensation.

Nominating Committee

The Nominating Committee is charged with the responsibility of seeking, interviewing and recommending to the Board of Directors qualified candidates for Board and committee membership.

The Nominating Committee Mission Statement is posted on Trustmark's website at www.trustmark.com.

Strategic Planning Committee

The Strategic Planning Committee provides guidance to management on the strategic planning process and issues of strategic importance including business growth and expansion, material transactions and technology. The Committee is also responsible for monitoring progress with Trustmark's long-term strategic and financial objectives.

Committee Membership

The following table shows the current membership of each committee and the number of meetings held by each committee during 2004:

                        Audit and Finance  Executive  Human Resources  Nominating  Strategic Planning
-----------------------------------------------------------------------------------------------------

J. Kelly Allgood              Chair            X                            X               X
Reuben V. Anderson                             X           Chair            X
John L. Black, Jr.              X
William C. Deviney,Jr.                                       X
C. Gerald Garnett                              X             X              X               X
Richard G. Hickson                             X
Matthew L. Holleman III                      Chair                        Chair           Chair
Richard H. Puckett              X
Carolyn C. Shanks                                            X
Kenneth W. Williams             X
William G. Yates, Jr.                                                                       X
-----------------------------------------------------------------------------------------------------
2004 Meetings                   8              8             5              3               4


Director Compensation

Directors receive an annual retainer of $12,000 plus $1,000 for each Board meeting attended. The Executive Committee Chairman receives an additional retainer of $6,000 per year. All other Executive Committee members receive an additional retainer of $3,000 per year. All committee members and committee chairs receive $500 and $750, respectively, for each committee meeting attended. The CEO receives no compensation for Board or committee service.

Trustmark provides non-employee directors the opportunity to participate in a contributory defined benefit deferred fee plan. Under the plan, participating directors may defer up to $12,000 of fees annually to fund a portion of the cost of their defined retirement benefits and death benefits. The amount of the retirement benefit and death benefit is determined based upon the participant's annual contribution amount, the length of Board service (with accrual and vesting occurring prorata assuming Board service to age 65) and the age of the director at date of entry into the plan. Depending on a number of factors, the projected annual retirement benefit is payable at age 65 for the longer of life or 25 years and ranges from $20,000 to $165,000 for current directors electing to participate in the plan. The vested annual retirement benefit as of December 31, 2004, payable at age 65 to current directors electing to participate in the plan ranges from $13,000 to $71,000. If a participating director dies prior to retirement, his beneficiary will receive a scheduled death benefit for ten years. If the plan is terminated, or a dirctor's Board service is terminated, within three years after a change in control of Trustmark (as defined in the plan), affected directors will be credited with an additional five years of Board service for purposes of determining retirement benefits. Trustmark has purchased life insurance policies on participating directors to fund this plan.

Non-employee directors are eligible to receive stock option awards under the Trustmark Corporation 1997 Long Term Incentive Plan. On April 20, 2004, each non-employee director received an option grant of 2,000 shares pursuant to the plan. These options vest in equal installments over a four-year period and expire in 2014. Accelerated vesting and exercisability of these options is provided upon a change in control of Trustmark (as defined in the plan).

Non-employee directors may defer all or a part of their annual retainer and meeting fees (excluding any contribution to the deferred fee plan described above) pursuant to a voluntary non-qualified deferred compensation plan. The compensation deferred is credited to a liability account, which is deemed invested in and mirrors the performance of one or more designated investment funds available under the plan and selected at the option of the director. The deferred compensation account will be paid in a lump sum or in annual installments at a designated time upon the occurrence of an unforeseen emergency or upon a director's cessation of service on the Board.

Communications with Directors

Shareholders desiring to contact Trustmark's Board of Directors may do so by sending written correspondence to Board of Directors, Trustmark Corporation, Post Office Box 291, Jackson, MS 39205-0291 or by e-mail to boardofdirectors@trustmark.com.

Communications will be referred to the Chairman of the Executive Committee, who will determine the appropriate committee to receive the communication and take any action deemed necessary by that committee.

Complaints relating to Trustmark's accounting, internal accounting controls or auditing matters should be directed to Trustmark's General Counsel/Secretary to the Board, Trustmark Corporation, Post Office Box 291, Jackson, MS 39205-0291 or by calling 1-800-844-2000 (extension 5088) or 1-601-208-5088.

Nomination of Directors

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of Trustmark entitled to vote for the election of directors. Nominations other than those made by or on behalf of the existing management of Trustmark shall be made in writing and shall be delivered or mailed to Trustmark's Chairman of the Board not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman of the Board not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of Trustmark that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of Trustmark owned by the notifying shareholder.

Nominations not made in accordance with the above procedure may be disregarded by the chairman of the meeting at his discretion, and upon his instructions, all votes cast for each such nominee may be disregarded.

Trustmark's bylaws permit direct nominations by shareholders. Therefore, the Nominating Committee does not have a policy for considering nominees recommended by shareholders. However, if a shareholder wishes to recommend an individual for Board service, rather than directly nominate the individual as set forth above, the shareholder may submit the individual's name to the Nominating Committee in writing addressed to Trustmark Corporation Nominating Committee, Post Office Box 291, Jackson, MS 39205-0291 or by e-mail to boardofdirectors@trustmark.com. In considering an individual recommended by a shareholder but not directly nominated, the Nominating Committee will use the same guidelines as set forth in the Director Qualifications.

When identifying potential candidates for director nominees, the Committee may solicit suggestions from incumbent directors, management or others. With regard to the proposed nominees for 2005, two nominees have not previously served on the Board: John M. McCullouch and R. Michael Summerford, whose names were submitted for consideration by a non-management director and an independent third party, respectively.

Director Qualifications

The Board believes that in order to appropriately carry out their roles, directors must demonstrate a variety of personal traits and competencies. In considering nominees submitted by the Board or management, the Nominating
Committee will use these traits, leadership qualities and individual competencies to assess future director nominees' suitability for Board service.

Personal Traits

Board service is an extremely important, high profile role and carries with it significant responsibility. For that reason, it is important that all directors possess a certain set of personal traits, including:

     o    Personal and Professional Integrity
     o    Accountability
     o    Informed Business Judgment
     o    Mature Confidence
     o    High Performance Standards
     o    Initiative/Responsiveness
     o    Business Credibility

Leadership Qualities

When seeking individuals to fill leadership roles, the following skill sets are required:

     o    Communication Skills
     o    Crisis Management Skills
     o    Facilitation Skills
     o    Relationship Building/Networking

Individual Competencies

There are certain competencies that must be represented collectively by the directors on each Board committee, but each individual director need not necessarily possess all of them. The specific competencies vary by committee, as illustrated in the chart below:

                                                                            Board Committees
                                                          -----------------------------------------------------
                                                           Audit &  Executive   Human     Nominating  Strategic
Individual Director Competencies                           Finance             Resources              Planning
---------------------------------------------------------------------------------------------------------------
1. Financial Acumen
     Accounting & finance knowledge                          |X|       |X|                    |X|        |X|
     Financial statement analysis                            |X|
     Knowledge of capital markets                            |X|                                         |X|
     Financial planning                                      |X|
     Ability to communicate financial concepts in lay terms  |X|                                         |X|

2. Organizational Effectiveness
     Talent management                                                            |X|
     Understanding of compensation issues                                         |X|
     Ability to discern candidate qualifications                                  |X|

3. Strategic Direction
     Vision                                                            |X|                    |X|        |X|
     Strategic perspective                                             |X|                    |X|        |X|
     Technology knowledge                                    |X|
     Industry knowledge                                      |X|       |X|                    |X|        |X|

PROPOSAL 1:  Election of Directors

The Board of Directors has fixed the number of directors for the coming year at twelve. The nominees listed herein have been proposed by the Board of Directors for election at the meeting.

Shares represented by the proxies will, unless authority to vote is withheld, be voted in favor of the proposed slate of twelve nominees. In the election of directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This product constitutes the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. The proxies reserve the right, in their discretion, to vote cumulatively. If a shareholder withholds authority for one or more nominees and does not direct otherwise, the total number of votes the shareholder is entitled to cast will be distributed among the remaining nominees.

Should any of these nominees be unable to accept the nomination, the votes which otherwise would have been cast for the nominee(s) will be voted for such other person(s) as the Board of Directors shall nominate. Each director is elected to hold office until the next annual meeting of shareholders or until a successor is elected and qualified. The persons who will be elected to the Board of Directors will be the twelve nominees receiving the largest number of votes.

The Board of Directors recommends that shareholders vote "for" the proposed nominees.


THE NOMINEES

Name and Age at Record Date     Position, Principal Occupation and Directorships

J. Kelly Allgood.........64     o Retired President, BellSouth Mississippi
(photo)                         o Director of Trustmark since 1991
                                o Trustmark Corporation Committees:
                                    Audit and Finance (Chair)
                                    Executive
                                    Nominating
                                    Strategic Planning
                                o Other Directorships:  Trustmark National Bank

Reuben V.  Anderson......62     o Partner, Phelps Dunbar, L.L.P.  (Attorneys)
(photo)                         o Director of Trustmark since 1980
                                o Trustmark Corporation Committees:
                                    Executive
                                    Human Resources (Chair)
                                    Nominating
                                o Other Directorships:  Trustmark National Bank,
                                  BellSouth Corporation, Burlington Resources,
                                  Inc.,The Kroger Company

William C. Deviney, Jr...59     o CEO, Deviney Construction Company, Inc.
(photo)                           (Telecommunications Construction)
                                o Director of Trustmark since 1995
                                o Trustmark Corporation Committees:
                                    Human Resources
                                o Other Directorships:  Trustmark National Bank

C. Gerald Garnett........60     o Retired CEO, Southern Farm Bureau Casualty
(photo)                           Insurance Company and Southern Farm Bureau
                                  Property Insurance Company
                                o Director of Trustmark since 1993
                                o Trustmark Corporation Committees:
                                    Executive
                                    Human Resources
                                    Nominating
                                    Strategic Planning
                                o Other Directorships:  Trustmark National Bank

Richard G. Hickson.......60     o Chairman, President and CEO, Trustmark
(photo)                           Corporation; Chairman and CEO, Trustmark
                                  National Bank
                                o Director of Trustmark since 1997
                                o Trustmark Corporation Committees:
                                    Executive
                                o Other Directorships:  Trustmark National Bank,
                                  Federal Reserve Bank of Atlanta

Matthew L. Holleman III..53     o President and CEO, Galaxie Corporation;
(photo)                           President, Capitol Street Corporation, H.H.
                                  Corporation and Bay Street Corporation
                                  (Investment Management); President and CEO,
                                  Mississippi Valley Gas Company (1987-2002)
                                  (Natural Gas Distribution)
                                o Director of Trustmark since 1994
                                o Trustmark Corporation Committees:
                                    Executive (Chair)
                                    Nominating (Chair)
                                    Strategic Planning (Chair)
                                o Other Directorships:  Trustmark National Bank

John M. McCullouch.......57     o President, BellSouth Mississippi
(photo)                         o Nominated for Director of Trustmark in 2005
                                o Other Directorships:  Trustmark National Bank

Richard H. Puckett.......50     o President and CEO, Puckett Machinery Company
(photo)                           (Distributor of Heavy Earth Moving Equipment)
                                o Director of Trustmark since 1995
                                o Trustmark Corporation Committees:
                                    Audit and Finance
                                o Other Directorships:  Trustmark National Bank

Carolyn C. Shanks........43     o President and CEO, Entergy Mississippi, Inc.
(photo)                         o Director of Trustmark since 2001
                                o Trustmark Corporation Committees:
                                    Human Resources
                                o Other Directorships:  Trustmark National Bank

R. Michael Summerford....56     o Retired President and COO, ChemFirst, Inc.
(photo)                           (Manufacturer of Electronic and Specialty
                                  Chemicals)
                                o Nominated for Director of Trustmark in 2005
                                o Other Directorships:  Trustmark National Bank

Kenneth W. Williams......63     o President, Corinth Coca-Cola Bottling Works;
(photo) President, Refreshments, Inc., and Refreshments of Tennessee, Inc.; Secretary/ Treasurer, Weaver Consolidated Group, Inc. (Soft Drink Bottler)
                                o Director of Trustmark since 1998
                                o Trustmark Corporation Committees:
                                    Audit and Finance
                                o Other Directorships:  Trustmark National Bank

William G. Yates, Jr.....63     o Chairman and President, The Yates Companies,
(photo)                           Inc. (Construction)
                                o Director of Trustmark since 2001
                                o Trustmark Corporation Committees:
                                    Strategic Planning
                                o Other Directorships:  Trustmark National Bank

PROPOSAL 2:  2005 Stock and Incentive Compensation Plan

The Board of Directors is requesting that shareholders approve the Trustmark Corporation 2005 Stock and Incentive Compensation Plan (2005 Plan), which will replace the Trustmark Corporation 1997 Long Term Incentive Plan (1997 Plan). The 2005 Plan is designed to provide expanded equity compensation opportunities for key associates and Board members of Trustmark and its subsidiaries.

As of March 1, 2005, there were 1,839,493 outstanding options under the 1997 Plan, with a weighted-average exercise term to expiration of 6.9 years and a weighted-average exercise price of $23.72 per share.

The following summary of certain principal features of the 2005 Plan is subject to the specific provisions contained in the full text of the 2005 Plan attached as Exhibit A to this proxy statement.

Purpose of the Plan

The 2005 Plan will allow Trustmark to make grants of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units and performance units (awards) to key associates and directors. The purpose of these awards is to promote a greater identity of interest between key associates and directors and Trustmark's shareholders by increasing the key associates' and directors' proprietary interests in Trustmark.

Description of the Plan

Plan  Term
The 2005 Plan becomes effective on the date of its approval by Trustmark's shareholders (May 10, 2005) and, subject to earlier termination by the Board of Directors, terminates on May 9, 2015. Except for performance unit awards payable only in cash (for which payment is contingent on shareholder approval of the 2005 Plan), no awards may be granted under the 2005 Plan prior to shareholder approval of the plan.

Administration
The 2005 Plan will be administered by the Human Resources Committee (the Committee), which will consist only of non-employee directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (Exchange Act), and "outside directors," as defined by Section 162(m) under the Internal Revenue Code (Code). Subject to the terms of the 2005 Plan, the Committee will have, among other powers, the power to determine the key associates and directors to whom awards are made, the nature and extent of any such awards, the terms and conditions upon which awards may be made, exercised and modified, and to make all other determinations and take all other actions necessary or advisable for the administration of the 2005 Plan. Repricing of options, however, is not permitted under the 2005 Plan.

Eligibility
Only key associates and Board members of Trustmark and its subsidiaries are eligible to receive awards under the 2005 Plan. Key associates include officers or other associates of Trustmark and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of or perform services of major importance to Trustmark and its subsidiaries. As of March 1, 2005, there were approximately 142 associates and 18 non-employee directors who would be eligible to participate in the 2005 Plan.

Shares Available For Grants
The maximum number of shares of Trustmark's common stock available for issuance under the 2005 Plan is the sum of (1) 6,000,000 common shares plus (2) the number of outstanding options under the 1997 Plan, which hereafter expire or are otherwise terminated or forfeited. The 2005 Plan does not limit the number of shares that may be issued for any particular type of award other than the maximum amount available under the 2005 Plan.

If any award granted terminates, expires, lapses or is forfeited for any reason (other than by exercise of a related option in the case of Tandem SARs), the common shares subject to such award will be available for further awards. In addition, if the exercise price for a stock option is paid using previously acquired common shares, the number of common shares available for future awards under the 2005 Plan will be reduced only by the net number of new common shares issued upon the exercise of the option. Similarly, if common shares are surrendered by a participant as full or partial payment of withholding taxes or if the number of common shares otherwise deliverable is reduced for payment of withholding taxes, the number of common shares surrendered or withheld shall again be available for future awards under the 2005 Plan.

The number of shares subject to each outstanding award, the exercise price, and the annual limit on and aggregate number of shares for which or from which awards may be made will be adjusted for such stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations.

Annual Limits on Awards
Under the plan, in any calendar year no individual may receive awards of stock options or SARs with respect to more than 90,000 common shares, awards of restricted stock or restricted stock units with respect to more than 50,000 common shares or awards of performance units providing for the cash payment of more than $1,000,000.

Section 162(m) Performance-Based Awards
Awards may be granted that do or do not qualify as "performance-based compensation" under section 162(m) of the Code.

Under Section 162(m), compensation paid to the Chief Executive Officer and any other executive officer reported in the summary compensation table in a tax year is not deductible if it exceeds $1,000,000 unless it is "performance-based" compensation. Performance-based compensation must be based on achievement of objective performance goals set by the Committee and the material terms of the compensation or benefit to be paid, including the performance goals which may be used and the maximum which may be paid to any associate, must be disclosed to and approved by shareholders before payment. The Committee must certify that the applicable performance goals and any other material terms are in fact satisfied.

The performance goals for Section 162(m) performance-based compensation with respect to the 2005 Plan will be determined by the Committee, may be equal to, less than or more than one year and may not be the same for all participants, may relate to performance of a subsidiary, division, strategic business unit or line of business or may be based on the performance of Trustmark generally. Under the 2005 Plan, performance goals may be based on:

     o    Trustmark stock value or increases therein
     o    earnings per share or earnings per share growth
     o net earnings, earnings or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization)
     o    operating profit
     o    operating cash flow
     o    operating or other expenses
     o    operating efficiency
     o    return on equity, assets, capital or investment
     o    sales or revenues or growth thereof
     o    deposits, loan and/or equity levels or growth thereof
     o    working capital targets or cost control measures
     o    regulatory compliance
     o    gross, operating or other margins
     o efficiency ratio (as generally recognized and used for bank financial reporting and analysis)
     o    interest income
     o    non-interest income
     o    credit quality
     o net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion)
     o    productivity
     o    customer satisfaction
     o    satisfactory internal or external audits
     o    improvement of financial ratings
     o    achievement of balance sheet or income statement objectives
     o    quality measures
     o any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of
          discontinued   operations  and  dispositions  of  business   segments,
          non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes) or
     o implementation, management or completion of critical projects or processes.

Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. Each of the performance goals will be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

Generally, under the design of the 2005 Plan, all awards of stock options and all SARs qualify as performance-based compensation. In addition, the 2005 Plan has been designed to enable any other award granted by the Committee, to the extent it so elects, to qualify as performance-based compensation.

Option Awards
An option may be either an incentive stock option (ISO) or a non-qualified stock option (NQSO). Option terms will be determined by the Committee in its discretion, but generally, an option will not be exercisable in any event after ten years from its grant date, and the exercise price for an option may not be less than 100% of the common shares' fair market value at the date the option is awarded. The aggregate fair market value of common shares, with respect to which any key associate may first exercise ISOs granted under the plan during any calendar year, may not exceed $100,000 or such amount specified in the Code and rules and regulations thereunder.

Subject to the Committee's determination, the exercise price of any option may be paid in cash, by delivery of common shares valued at fair market value at the time of exercise, or in an approved "cashless exercise," or by a combination of these methods. The 2005 Plan authorizes the grant of reload options in the event the participant exercises all or a part of a stock option, including a reload option, by surrendering stock in payment of the option price. Each reload option will be granted on the date of exercise of the original option, will cover a number of shares not exceeding the number of shares surrendered in payment of the option price under such original option, will have an option price equal to the fair market value on the date it is awarded, will expire on the stated expiration date of the original option and will be subject to such other terms and conditions as the Committee may determine.

SAR Awards
The 2005 Plan authorizes the grant of stock appreciation rights in tandem with the grant of options (Tandem SARs) in addition to the grant of options (Additive
SARs) and independent of the grant of options (Freestanding SARS, and collectively, SARs).

A SAR may be exercised in whole or part, and entitles the holder, upon exercise, to receive cash or common shares or a combination thereof equivalent in value to the excess of the fair market value on the exercise date of the common shares represented by the SAR over (i) the option exercise price of the related option in the case of a Tandem or Additive SAR or (ii) the fair market value on the grant date of the common shares represented by the SAR in the case of a Freestanding SAR. Payment for the value of a SAR may be made on exercise or, if provided for in the award agreement, on a delayed basis either electively or mandatorily.

A Tandem SAR will expire no later than ten years from its grant date, and is exercisable and transferable subject to the conditions of, the related option. If a Tandem SAR is exercised, it will reduce correspondingly the number of common shares represented by the related option, and exercise of the related option will similarly reduce the number of shares represented by the Tandem SAR. The Committee retains sole discretion to approve or disapprove an optionee's election to receive cash to the extent required by Rule 16b-3 under the Exchange Act or the terms of the particular agreement.

An Additive SAR is deemed to be exercised upon, and in addition to, the exercise of the related options. The deemed exercise of Additive SARs will not reduce the number of common shares with respect to which the related options remain unexercised. A Freestanding SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on such SARs.

Restricted Stock Awards
Restricted stock is stock which may not be disposed of by a participant until the restrictions established by the Committee lapse. The restrictions may take the form of a period during which the participant must remain employed or may require the achievement of one or more pre-established performance criteria. Holders of restricted stock will have voting and, unless otherwise provided by the Committee, dividend rights. Subject to any exceptions authorized by the Committee, shares of restricted stock will be forfeited upon termination of employment or service. Similarly, shares of restricted stock will also be forfeited if any performance criteria established, with respect to such awards, are not achieved within the required time period.

Restricted Stock Unit Awards
A restricted stock unit is an award which is valued by reference to a common share. Payment of the value of restricted stock units may not be made until the restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the participant must remain employed or may require the achievement of one or more pre-established performance criteria.

Holders of restricted stock units have no right to vote the shares represented by the units; however, such participants may have added to their rights an equivalent number of units represented by any dividends or other distributions which would have been received if the shares represented by the units had been issued.

Subject to any exceptions authorized by the Committee, restricted stock units will be forfeited upon termination of employment or service. The Committee may provide for vesting of restricted stock units in connection with the termination of a participant's employment or service on such basis as it deems appropriate. Similarly, restricted stock units will also be forfeited if any performance criteria established with respect to such awards are not achieved within the required time period.

Payment for vested restricted stock units may be made on vesting or, if provided for in the award agreement, on a delayed basis either electively or mandatorily. If paid on a delayed basis, the payment amount may be adjusted for deemed interest or earnings on such basis as the Committee may provide.

Performance Unit Awards
A performance unit is a fixed dollar award based on performance goals established and certified by the Committee. Performance units may be paid in cash, common shares or a combination thereof.

Change in Control
The Committee may, at the time an award is made or thereafter, take any one or more of the following actions in connection with a change in control: (i) provide for the acceleration of any vesting periods; (ii) provide for the purchase or settlement of any such award for cash; (iii) make an adjustment to the award as the Committee deems appropriate to reflect the change in control; or (iv) cause any award to be assumed by the acquiring or surviving corporation.

Non-Transferability
Subject to certain exceptions and, except for certain permitted transfers of NQSOs to family members and trusts, awards granted under the 2005 Plan generally may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Amendment and Termination of the Plan
The Board of Directors may terminate, amend or modify the 2005 Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of the exchange on which Trustmark's common shares are listed or pursuant to any other applicable laws, rules or regulations. Currently, it is anticipated that shareholder approval of any amendments will normally be required if an amendment would materially increase the benefits that can be provided, materially increase the number of shares which may be issued or the compensation which may be provided or materially modify the requirements as to eligibility for participation. No amendment or modification of the 2005 Plan, other than capital adjustments pursuant to the plan, may adversely affect any awards previously granted under the plan without the participant's written consent.

Federal Income Tax Consequences of Awards Granted under the Plan

The following is a brief summary of the federal income tax consequences relating to awards under the 2005 Plan based upon the federal income tax laws in effect on the date hereof (other than the compensation deduction limit under Section 162(m) which is described above). This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

A participant who exercises a NQSO will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Trustmark generally will be entitled to a corresponding deduction for federal income tax purposes.

A participant who exercises an ISO will not be subject to taxation at the time of exercise, nor will Trustmark be entitled to a deduction for federal income tax purposes. The difference between the exercise price and the fair market value of shares on the date of exercise is a tax preference item for purposes of determining a participant's alternative minimum tax. A disposition of the purchased shares after the expiration of the required holding period will generate long-term capital gain in the year of disposition, and Trustmark will not be entitled to a deduction for federal income tax purposes. A disposition of the purchased shares prior to the expiration of the applicable holding period will subject the participant to taxation at ordinary income rates in the year of disposition, and Trustmark generally will be entitled to a corresponding deduction.

A participant who exercises a SAR will realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. Trustmark generally will be entitled to a corresponding deduction for federal income tax purposes. If the participant receives common stock upon exercise of a SAR, the taxation of the post-exercise appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares regardless of whether the participant made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether any gain or loss is long- or short-term begins when the restriction period expires, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and Trustmark generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by Trustmark, when paid. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by Trustmark.

A participant will not realize income in connection with the grant of a restricted stock unit or the credit of any dividend equivalents to his or her account or the grant of a performance unit. When shares of common stock and/or cash is delivered to the participant, the participant will generally be required to include as taxable ordinary income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares received. Trustmark will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the receipt. For each share of common stock received in respect of a restricted stock unit, the taxation of the post-exercise appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

On October 22, 2004, the American Jobs Creation Act of 2004 (the Act) was enacted and included a new tax provision (Section 409A of the Code) affecting "nonqualified deferred compensation." Any such compensation must, among other things, meet election timing and payment timing requirements. Failure to meet these requirements causes the nonqualified deferred compensation to be taxed when vested, to be subject to an additional 20% federal income tax and to be subject to interest on federal underpayments from the year the compensation vests. Under current IRS guidance, certain awards under the 2005 Plan are excluded from nonqualified deferred compensation to which Section 409A applies. These excluded awards are stock options under which common shares are issued, SARs under which common shares are issued, restricted stock and restricted stock units and performance units which are paid at or shortly after vesting. Other awards under the 2005 Plan may be treated as nonqualified deferred compensation to which Section 409A applies, and in such case, it is generally Trustmark's intent that such awards be designed to comply with the election timing, payment timing and other requirements of Section 409A.

Recommendation and Vote Required

Shareholder approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposal. Approval of the 2005 Plan by shareholders will be considered approval of the material terms of the plan, including for performance-based awards, the performance goals which may be used and the maximum benefit which may be paid to any associate for purposes of
Section 162(m) of the Code.

The Board of Directors recommends that shareholders vote "for" approval of the 2005 Plan.

PERFORMANCE GRAPH

The following graph compares Trustmark's annual percentage change in cumulative total return on common shares over the past five years with the cumulative total return of companies comprising the NASDAQ market value index and the CoreData Industry Group 413. The CoreData Industry Group 413 is an industry index Published by CoreData, Inc. and consists of 60 bank holding companies located in the southeastern United States.

This presentation assumes that $100 was invested in shares of the relevant issuers on December 31, 1999, and that dividends received were immediately invested in additional shares. The graph plots the value of the initial $100 investment at one-year intervals for the fiscal years shown.

                        Five-Year Cumulative Total Return

[OBJECT OMITTED]

Company                        1999    2000    2001    2002    2003    2004
---------------------------   ------  ------  ------  ------  ------  ------
Trustmark                       100    99.91  118.15  119.01  150.24  163.67
CoreData Industry Group 413     100   102.09  128.39  137.41  175.45  201.74
NASDAQ Market                   100    62.85   50.10   34.95   52.55   56.97

STOCK

Securities Ownership by Certain Beneficial Owners and Management

The following table reflects the number of Trustmark common shares beneficially owned by (a) persons known by Trustmark to be the beneficial owners of more than five percent of its outstanding shares, (b) directors and nominees, (c) each of the executive officers named within the Executive Compensation section and (d) directors and executive officers of Trustmark as a group. The persons listed below have sole voting and investment authority for all shares except as indicated. Unless otherwise noted, beneficial ownership for each outside director and nominee includes 5,000 shares, which the individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan (1). The percentage of outstanding shares of common stock owned is not shown where less than one percent.

                                                    Shares
                                                 Beneficially       Percent of
                                                     Owned         Outstanding
Name                                            as of 12/31/04        Shares
---------------------------------------      --------------------  -----------
Robert M. Hearin Foundation;                    7,895,034(2)          13.80%
  Robert M. Hearin Support Foundation
  Post Office Box 16505
  Jackson, MS 39236
J. Kelly Allgood                                   55,867
Reuben V. Anderson                                 27,533(3)
John L. Black, Jr.                                283,200(3)
William C. Deviney, Jr.                            16,600
Duane A. Dewey                                      8,750(4)
C. Gerald Garnett                                  15,416
Richard G. Hickson                                284,555(5)
Matthew L. Holleman III                         7,944,509(6)          13.89%
Gerard R. Host                                    134,396(3)(7)
John M. McCullouch                                    700(8)
Richard H. Puckett                                131,160(3)(9)
William O. Rainey                                  26,428(10)
Carolyn C. Shanks                                   4,800(3)(11)
R. Michael Summerford                               1,500(8)
Harry M. Walker                                   167,787(3)(12)
Kenneth W. Williams                                15,602
Williams G. Yates, Jr.                             25,455(11)(13)
Directors and executive officers of
  Trustmark as a group                          9,618,192             16.82%

     (1) Includes options exercisable within 60 days of the Annual Meeting of Shareholders.

     (2)  Includes  383,928  shares  owned by the Robert M.  Hearin  Foundation,
          2,956,862  shares  owned by the Robert M. Hearin  Support  Foundation,
          4,281,244 shares owned by Capitol Street Corporation, and 273,000 shares owned by Bay Street Corporation. Capitol Street Corporation is a 100% owned subsidiary of Galaxie Corporation, which may be deemed to be controlled by the Robert M. Hearin Support Foundation. Voting and investment decisions concerning shares beneficially owned by the
          Robert M. Hearin Foundation and the Robert M. Hearin Support Foundation are made by the Foundations' trustees: Robert M. Hearin, Jr., Matthew L. Holleman III, Daisy S. Blackwell, E.E. Laird, Jr., Laurie H. McRee and Alan W. Perry.

     (3)  Includes shares owned by spouse and/or minor children.

     (4) Includes 8,750 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (5) Includes 249,418 shares that the nominee has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (6) Includes 49,475 shares owned by nominee and immediate family members and 7,895,034 shares for which nominee has shared voting and investment authority as a result of serving as one of six trustees of the Robert M. Hearin Foundation and the Robert M. Hearin Support Foundation, president and chairman of the board of Galaxie Corporation, president and director of Capitol Street Corporation and president and director of Bay Street Corporation. These shares are reported as beneficially owned by the Robert M. Hearin Foundation and the Robert M. Hearin Support Foundation.

     (7) Includes 87,597 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (8) Includes 500 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (9) Includes 45,000 shares owned by Puckett Machinery Company for which nominee has either sole or shared voting and investment authority.

     (10) Includes 7,000 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (11) Includes 4,000 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (12) Includes 84,486 shares that the named individual has the right to acquire through the exercise of options granted under Trustmark's 1997 Long Term Incentive Plan.

     (13) Includes 9,179 shares held by a corporation controlled by the nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

During 2004, there were late filings reported by beneficial owners as follows: two late filings were related to the purchase of Trustmark shares by J. Kelly Allgood and one related to a purchase of Trustmark shares by Carolyn C. Shanks and her spouse. All directors and officers were late in reporting options granted to them by Trustmark in April 2004.

Trustmark reviewed the late filers' transactions and determined there were no short-swing liabilities owed.

Securities Authorized for Issuance

The table below sets forth information with respect to compensation plans under which equity securities of Trustmark are authorized as of December 31, 2004, determined without regard to the 2005 Stock and Incentive Compensation Plan proposed for shareholder approval in this proxy statement:

                                                                                   Number of securities
                              Number of securities to be    Weighted-average       remaining available
                               issued upon exercise of     exercise price of    for future issuance under
                                 outstanding options,     outstanding options,     equity compensation
Plan Category                  warrants and rights (a)    warrants and rights     plans (excluding (a))
----------------------------  --------------------------  --------------------  -------------------------
Approved by shareholders (1)          1,842,993                  $23.71                 4,696,162

Not approved by shareholders              -                        -                        -
                              --------------------------  --------------------  -------------------------
      Total                           1,842,993                  $23.71                 4,696,162
                              ==========================  ====================  =========================

(1)  Trustmark Corporation 1997 Long Term Incentive Plan.

EXECUTIVE COMPENSATION

Compensation Tables

The following table sets forth the aggregate compensation for the last three fiscal years paid to Trustmark's Chief Executive Officer and the four highest compensated executive officers:

                                                                           Long-Term               All Other
                                             Annual Compensation          Compensation          Compensation (1)
                                           ========================   =====================    ==================
                                                                          Securities
                                                                        Underlying Stock
                                                                            Options
Name and Principal Position     Year          Salary       Bonus       (Number of Shares)
-----------------------------------------------------------------------------------------------------------------
Richard G. Hickson              2004        $ 646,667    $ 406,310           45,000                  $ 9,225
Chairman, President and CEO,    2003          596,458      549,959           45,000                    9,000
Trustmark Corporation;          2002          550,000      550,621           45,000                    9,000
Chairman and CEO,
Trustmark National Bank

Gerard R. Host                  2004        $ 321,667    $ 195,419           25,000                  $ 9,225
President                       2003          296,791      210,107           25,000                    9,000
General Banking,                2002          254,500      194,963           17,000                    9,000
Trustmark National Bank

Harry M. Walker                 2004        $ 265,417    $ 124,415           15,000                  $ 9,225
President                       2003          257,624      129,939           15,000                    9,000
Jackson Metro,                  2002          246,167      141,347           17,000                    9,000
Trustmark National Bank

Duane A. Dewey                  2004        $ 256,250    $ 163,698           15,000                  $ 2,446
President                       2003           88,141      167,000           10,000                      n/a
Wealth Management,              2002              n/a          n/a              n/a                      n/a
Trustmark National Bank

William O. Rainey               2004        $ 188,333     $ 75,558            7,500                  $ 9,225
Executive Vice President and    2003          178,041       78,680            6,500                    9,000
Chief Banking Officer,          2002          168,667       83,329            6,500                    9,000
Trustmark National Bank

(1) All other compensation represents Trustmark contributions to the 401(k) plan. None of the named executive officers received perquisites or other personal benefits in excess of $50,000 or 10% of their total cash compensation in any of the years reported.

Option Grants in 2004

The following table sets forth, as to each named executive officer, information with respect to options granted during 2004 and the potential realizable value of such options assuming a 5% and 10% compounded annual rate of appreciation in the value of Trustmark's shares. The 5% and 10% assumed rates of growth are required by SEC rules for illustrative purposes only. Options granted during 2004 vest in four annual installments.

                                              Individual Grants
                             ----------------------------------------------------     Potential Realizable Value at
                                              % of                                      Assumed Annual Rates of
                               Options       Options     Exercise                     Appreciation for Option Term
                               Granted       Granted     Price Per     Expiration    -------------------------------
Name                           in 2004       in 2004     Share (1)        Date              5%                10%
-------------------------    ----------------------------------------------------    -------------------------------
Richard G. Hickson              45,000        11.15%     $  27.30       4/20/2014      $  772,597       $  1,957,913
Gerard R. Host                  25,000         6.19         27.30       4/20/2014         429,221          1,087,729
Harry M. Walker                 15,000         3.72         27.30       4/20/2014         257,532            652,638
Duane A. Dewey                  15,000         3.72         27.30       4/20/2014         257,532            652,638
William O. Rainey                7,500         1.86         27.30       4/20/2014         128,766            326,319

(1) The exercise price of all options was equal to the average market price of Trustmark's common shares on the grant date.

Option Exercises and Year-End Option Values

The table below reflects information regarding options exercised by each named executive officer in 2004, as well as the number and value of the remaining options held by those executive officers at December 31, 2004.

                                                                                   Value of Unexercised
                                                        Options at                 In-the-Money Options
                        Shares                        Fiscal Year-End               at Fiscal Year-End
                       Acquired       Value     ----------------------------   ---------------------------
Name                  on Exercise    Realized   Exercisable    Unexercisable   Exercisable   Unexercisable
------------------    -----------   ---------   -----------    -------------   -----------   -------------
Richard G. Hickson      36,877      $ 677,936       201,979          119,961   $ 2,014,387   $     720,058
Gerard R. Host            n/a          n/a           64,533           63,586       628,811         381,427
Harry M. Walker           n/a          n/a           66,422           46,086       648,099         288,052
Duane A. Dewey            n/a          n/a            2,500           22,500        11,863          94,988
William O. Rainey       28,500        285,856             -           17,500             -         101,473

Pension Plan

Trustmark maintains a noncontributory pension plan for associates who are 21 years of age or older and who have completed one year of service with a prescribed number of hours of credited service. The following table specifies the estimated annual benefits payable upon retirement at age 65 under the plan to persons in the following remuneration and years of service classifications:


   Five-Year                    Years of Credited Service
Average Annual    ----------------------------------------------------
 Compensation        15       20       25       30       35       45
--------------    -------  -------  -------  -------  -------  -------
     50,000         6,176    7,302    8,142    8,768    9,232    9,946
     75,000         9,264   10,953   12,213   13,151   13,847   14,918
    100,000        12,352   14,603   16,283   17,535   18,463   19,891
    125,000        15,440   18,254   20,354   21,919   23,079   24,864
    150,000        18,528   21,905   24,425   26,303   27,695   29,837
    200,000        24,705   29,207   32,567   35,070   36,927   39,783
    205,000        25,322   29,937   33,381   35,947   37,850   40,777

Years of credited service for the highest paid executives are: Richard G. Hickson - 8 years, Gerard R. Host - 21 years, Harry M. Walker - 34 years, Duane
A. Dewey - 0 years, William O. Rainey - 23 years.

Benefits payable under the plan are based on a formula that takes into account the participant's compensation averaged over the highest consecutive five-year period out of the most recent seven-year period and the number of years of credited service. Compensation consists of W-2 taxable income adjusted for associate contributions to 401(k), qualified transportation fringe benefits and cafeteria plans. Compensation does not include group term life insurance, automobile allowance, moving expenses, severance pay or income from stock options after 2002. After 2003, compensation also excludes all incentive compensation, bonuses and commissions. For 2004, the maximum benefit allowable by the Internal Revenue Service was $165,000 and the maximum covered compensation was $205,000.

The table assumes the entire service period was completed under the benefit formula that is effective for service on or after January 1, 2004. Amounts payable pursuant to the plan are not subject to deduction for social security.

Supplemental Retirement Plan

Trustmark provides executive officers with a non-qualified defined benefit plan, which provides a supplemental retirement benefit to executive officers selected for plan participation by the Human Resources Committee. The retirement benefit is payable for life, but not less than ten years, and normally commences at normal retirement age (65). Benefits payable pursuant to the plan are not subject to deduction for social security.

The plan provides retirement and death benefits based upon a retirement benefit amount for each participant established by the Human Resources Committee. The retirement benefit amount is based on the executive officer's level of responsibilities and, in part, on specified salary. The following table sets forth, as to each named executive officer, retirement benefits currently anticipated to be paid at normal retirement (the anticipated normal retirement benefit):
                                       Annual
          Name                         Benefit
          ------------------          ---------
          Richard G. Hickson          $ 300,000
          Gerard R. Host                150,000
          Harry M. Walker               125,000
          Duane A. Dewey                100,000
          William O. Rainey              82,250

The plan permits early retirement, with Human Resources Committee consent, at or after age 55 with five years of plan participation. Benefits at early retirement are actuarially reduced.

The plan also provides a deferred vested benefit payable at normal retirement age to a participant terminating for reasons other than retirement with at least one year of plan participation. The deferred benefit is accrued and vests at the rate of 1/10th of the anticipated normal retirement benefit for each year of plan participation not over ten.

If a participant does not complete at least one year of plan participation, plan benefits are forfeited (except where the cessation of employment is due to death, retirement, total disability or just cause as defined in the plan).

Should a participant die prior to retirement, the participant's beneficiary will receive a death benefit equal to a percentage (100% for the first year and 75% for the remaining years) of a specified covered salary amount (which amount is twice the anticipated normal retirement benefit) for ten years or until the participant would have reached normal retirement age, whichever is later. Life insurance contracts have been purchased to fund payments under the plan.

Years of plan participation credited to the above participants as of December 31, 2004, are: Richard G. Hickson - 7 years, Gerard R. Host - more than 10 years, Harry M. Walker - more than 10 years, Duane A. Dewey - 1 year, William O. Rainey - more than 10 years.

Employment Agreements

Mr. Hickson entered into an amended and restated employment agreement with Trustmark effective March 12, 2002, which provides for his employment as Chairman and Chief Executive Officer. The agreement provides for the Human Resources Committee to approve a base salary of not less than $400,000 and award bonuses, stock options and other customary benefits. Bonus payments must not exceed current base salary.

If Mr. Hickson's employment is terminated (other than for Cause, death, disability or retirement) or in the event he resigns for Good Reason within three years after a change in control of Trustmark, Mr. Hickson is entitled to an amount equal to the sum of his salary immediately prior to the change in control and the highest annual bonus earned in any of the preceding three years. In consideration of Mr. Hickson's agreements relating to confidentiality, non-solicitation and non-competition, Trustmark is additionally obligated to pay Mr. Hickson an amount equal to the sum of his salary immediately prior to the termination or resignation and the highest annual bonus earned in any of the preceding three years, multiplied by two. Mr. Hickson is entitled to receive customary benefits for twelve months following his termination, reduced by any benefits received from later employment. Any outstanding unvested stock options vest as of the change in control. Finally, Trustmark is obligated to purchase Mr. Hickson's residence for the lesser of appraised value or $900,000 if he is unable to sell it within four months.

If, without a change in control, Mr. Hickson is terminated (other than for Cause, death, disability or retirement) or if he resigns for Good Reason, in consideration of Mr. Hickson's agreements relating to confidentiality, non-solicitation and non-competition, Trustmark is obligated to pay Mr. Hickson an amount equal to the sum of his salary immediately prior to the termination or resignation and the highest annual bonus earned in any of the preceding three years, multiplied by two. Trustmark must also provide customary benefits for a period of eighteen months following termination, reduced by any benefits received from later employment, and purchase Mr. Hickson's residence for the lesser of appraised value or $900,000 if he is unable to sell it within four months.

If Mr. Hickson is terminated for Cause or if he leaves Trustmark voluntarily, he is not entitled to any payment other than earned salary and bonus.

Effective March 12, 2002, Trustmark entered into amended and restated employment agreements with Gerard R. Host and Harry M. Walker.

Under these agreements, if Mr. Host or Mr. Walker's employment is terminated (other than for Cause, death, disability or retirement) or if either resigns for Good Reason within two years after a change in control of Trustmark, the executive is entitled to payments equal to the sum of his base salary immediately prior to the change in control and the highest annual bonus earned in any of the preceding two years. Trustmark is required to continue certain benefits for twelve months following termination or resignation, reduced by any benefits received from later employment. Any outstanding unvested stock options vest as of the date of termination or resignation. Additionally, Trustmark is obligated to make certain payments in consideration of the executive's covenants relating to confidentiality, non-solicitation and non-competition. The amount payable is the sum of the executive's base salary and the highest annual bonus earned in any of the preceding three years.

If, without a change in control, either executive is terminated without Cause or if either resigns for Good Reason, Trustmark is obligated to make certain payments in consideration of the executive's covenants relating to confidentiality, non-solicitation and non-competition. The amount payable is the sum of the executive's base salary and the highest annual bonus earned in any of the preceding three years.

If Mr. Host or Mr. Walker is terminated for Cause or leaves Trustmark voluntarily, they are not entitled to any payment other than earned salary and bonus.

For purposes of these agreements, "Cause" means (i) commission of an act of personal dishonesty, embezzlement or fraud; (ii) misuse of alcohol or drugs;
(iii) failure to pay any obligation owed to Trustmark or any affiliate; (iv) breach of a fiduciary duty or deliberate disregard of any rule of Trustmark or any affiliate; (v) commission of an act of willful misconduct or the intentional failure to perform stated duties; (vi) willful violation of any law, rule or regulation (other than misdemeanors, traffic violations or similar offenses) or any final cease-and-desist order; (vii) unauthorized disclosure of any confidential information of Trustmark or any affiliate or engaging in any conduct constituting unfair competition or inducing any customer of Trustmark or any affiliate to breach a contract with Trustmark or any affiliate.

"Good Reason" means (i) a demotion in status, title or position or the assignment of the person to duties or responsibilities which are materially inconsistent with such status, title or position; (ii) a material breach of the applicable agreement by Trustmark; (iii) a relocation of the person to a location more than fifty miles outside of Jackson, Mississippi, without the person's consent or, (iv) in the case of Mr. Hickson, his not being named as the Chief Executive Officer of any successor by merger to Trustmark. In the case of Mr. Hickson's agreement, any good faith determination of "Good Reason" made by him shall be conclusive.

Human Resources Committee Report on Executive Compensation

Trustmark's Human Resources Committee, which held five meetings in 2004, recommends to the Board the compensation of Trustmark's Chief Executive Officer and other executive officers and oversees the administration of all executive compensation, including salary, cash bonuses awarded under the management incentive program and equity-based awards under Trustmark's 1997 Long Term Incentive Plan. The Committee is comprised entirely of independent directors. Committee recommendations with respect to compensation of executive officers other than the CEO take into account compensation recommendations made by the CEO.

Trustmark's executive compensation policy is designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving performance goals. Each executive officer's compensation is dependent upon achieving business and financial goals and realizing individual performance objectives. The Committee also intends that incentive compensation paid to the named executive officers normally will be deductible for federal income tax purposes, but the Committee recognizes that there are circumstances where deductibility is secondary and may not be obtained. In designing the proposed 2005 Stock and Incentive Compensation Plan, which includes expanded types of equity and incentive compensation opportunities, the Committee contemplated that awards under that plan could be designed to meet the performance-based compensation requirements for deductibility under Section 162(m) of the Code.

Chief Executive Officer Compensation - 2004

The Committee retained an independent consulting firm to evaluate competitive compensation levels and make recommendations for Mr. Hickson's compensation for 2004. In establishing Mr. Hickson's salary, the Committee principally considered the independent consultant's compensation analyses of salaries paid to chief executive officers of financial institutions with an asset-size similar to Trustmark's in Trustmark's general geographic market. The Committee also considered Mr. Hickson's individual performance and contributions relative to Trustmark's corporate goals in 2003. Although the Committee considered a number of corporate goals in this context, the Committee gave the greatest weight to Trustmark's financial performance.

Mr. Hickson's cash bonus for 2004 was determined based upon Trustmark's management incentive plan and was measured in a manner similar to that used for other executive officers. In measuring corporate performance, actual performance was measured against profit plan performance targets established at the beginning of 2004. Under the plan, Mr. Hickson's target incentive was set at 70% of base compensation with a potential maximum of 100% of base compensation. Mr. Hickson's incentive award was weighted at 75% on corporate performance, measuring actual results for earnings per share and return on equity compared to Trustmark's profit plan performance targets. The remaining 25% was weighted on actual results for specific strategic operational drivers including operating efficiency, revenue growth, credit quality and net income after taxes compared to Trustmark's profit plan.

Pursuant to the same methodology used to grant equity-based awards to other executive officers under Trustmark's 1997 Long Term Incentive Plan, for 2004, Mr. Hickson was awarded options to purchase 45,000 shares of Trustmark's stock at $27.30 per share, which was fair market value of such shares on the award date. The number of options granted was designed to provide Mr. Hickson with additional incentive-based compensation.

Executive Officers' Compensation - 2004

Salary
In establishing the salaries of Trustmark's executive officers for 2004, the Committee considered the recommendations of the CEO, which were principally based on the individual performance, skills and experience of each executive officer.

Cash Bonuses
Cash bonuses awarded to executive officers for 2004 were made pursuant to Trustmark's management incentive plan. Under the plan, the CEO recommends annual incentive targets for executive officers stated as a percentage of base salary, which are then reviewed by the Committee and approved by the Board of Directors of Trustmark National Bank ("TNB"). The incentive awards for executive officers are based on measured weightings with respect to corporate performance, strategic operational drivers and business unit goals.

Equity-based Awards
Equity-based awards, designed to provide additional incentive-based compensation, are made to executive officers pursuant to Trustmark's 1997 Long Term Incentive Plan. Although the Committee can exercise discretion in making awards under the plan, for 2004, the Committee awarded executive officers stock options based on each executive's position and responsibilities.

Committee Composition

No current or former executive officer of Trustmark or any of its subsidiaries serves or, during 2004, served as a member of the Human Resources Committee. The Committee, which has submitted the foregoing Report on Executive Compensation, is composed of the following persons:

          Reuben V. Anderson - Chair
          William C. Deviney, Jr.
          C. Gerald Garnett
          Carolyn C. Shanks

TRANSACTIONS WITH MANAGEMENT

No directors, executive officers, nominees, five percent shareholders, their related entities or their immediate family members have been indebted to Trustmark, or any subsidiaries other than TNB, at any time since January 1, 2004. In the ordinary course of business, TNB and its subsidiaries have provided and expect to provide in the future, banking, investment and insurance services in excess of $60,000 with directors, executive officers, nominees, five percent shareholders, related entities and immediate family members. Such transactions are made on substantially the same terms including, in the case of loans, interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. None of the loans involved more than the normal risks of collectibility and presented no other unfavorable features.

During 2004, TNB engaged in business relationships with various entities in which members of the Board of Directors have direct and indirect interests. None of these relationships were considered material to TNB or such entity.

AUDIT AND FINANCE COMMITTEE REPORT

Trustmark's Audit and Finance Committee, which conducts the usual and necessary activities in connection with the audit functions of Trustmark, held eight meetings during 2004.

Independent Public Accountants

On April 29, 2002, the Board of Directors, based on the recommendation of the Audit and Finance Committee, engaged KPMG LLP (KPMG) as Trustmark's independent accountants for a three-year period.

Representatives of KPMG are expected to be present at the annual meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions during the period generally allotted for questions at the meeting.

The Committee has reaffirmed KPMG's engagement as the independent accountants for 2005.

Committee Review and Discussion

The Committee reviewed and discussed with management and KPMG the consolidated audited financial statements as of and for the three years ended December 31, 2004. The Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and discussed the independence of KPMG. Based on this review, the Committee recommended to the Board of Directors that the consolidated audited financial statements be included in Trustmark's Annual Report on Form 10-K for the year ended December 31, 2004.

None of the members of Trustmark's Audit and Finance Committee serve on the audit committee of another company, and all are independent directors as defined by NASDAQ rules:

          J. Kelly Allgood - Chair
          John L. Black, Jr.
          Richard H. Puckett
          Kenneth W. Williams

The Securities and Exchange Commission (SEC) requires that at least one member of the audit committee qualify as a financial expert. The Board has determined that John L. Black, Jr., meets this requirement. Upon Mr. Black's retirement from the Board of Directors in May 2005, and upon shareholder election of the proposed slate of directors, Mr. R. Michael Summerford will be named as a member of the Audit and Finance Committee. The Board has determined that Mr. Summerford also meets the rules of independence as defined and meets the qualifications set forth by the SEC to be named Trustmark's financial expert.

Accounting Fees

The following aggregate fees were billed to Trustmark during 2004 and 2003 by KPMG for services rendered:

     1. Audit Fees - Audit fees include fees for professional services in connection with the audit of Trustmark's consolidated financial statements, review of internal controls, review of the interim consolidated financial statements included in quarterly reports and services provided by KPMG in connection with statutory and regulatory filings. Audit fees for 2004 and 2003 were $1,006,082 and $260,250, respectively. Included in 2004 is $743,155 associated with Sarbanes-Oxley compliance.

     2. Audit-Related Fees - Audit-related fees include fees for professional services in connection with audits of benefit plans and acquisition consultation. Audit-related fees for 2004 and 2003 were $29,203 and $58,150, respectively.

     3. Tax Fees - Tax fees include fees for professional services rendered in connection with tax compliance and were $4,128 and $21,325 for 2004 and 2003, respectively.

     4. All Other Fees - All other fees include fees for professional services rendered in connection with consulting services provided. KPMG did not bill Trustmark for other fees during 2004. Other fees billed during 2003 totaled $700.

Pre-Approval Policy

The Audit and Finance Committee has adopted a policy that sets forth guidelines and procedures for the pre-approval of services to be performed by the independent accountants, as well as the fees associated with those services. Annually, the Committee reviews and establishes the types of services and fee levels to be provided by the independent accountants. Any additional services or fees in excess of the approved amount require specific pre-approval by the Committee. The Committee has delegated to its Chairman the authority to evaluate and approve services and fees in the event that pre-approval is required between meetings. If the Chairman grants such approval, he will report that approval to the full Committee at its next meeting. Non-audit services, as prohibited by the SEC, are likewise prohibited under the Committee's pre-approval policy.

Audit and Finance Committee Charter

The Audit and Finance Committee reviews and reassesses the adequacy of the Committee's Charter on an annual basis. The Charter, which has been amended primarily to address the Committee's review of the reports on internal controls from management and the independent accountants, accompanies this proxy as Exhibit B.

PROPOSALS OF SHAREHOLDERS

Shareholders may submit proposals to be considered at the 2006 Annual Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC.

Any shareholder proposals must be submitted to the Secretary of Trustmark no later than December 9, 2005, in order to be considered for inclusion in Trustmark's proxy materials for the 2006 Annual Meeting.

(LOGO)
                              TRUSTMARK CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 10, 2005

The shareholder(s) hereby appoints Matthew L. Holleman III and J. Kelly Allgood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Trustmark Corporation that the shareholder(s) are entitled to vote at the annual meeting of shareholders to be held in the Grand Ballroom at the Hilton Hotel, located at 1001 East County Line Road, Jackson, Mississippi, on Tuesday, May 10, 2005, at 10:00 a.m., Central Time.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND "FOR" THE TRUSTMARK CORPORATION 2005 STOCK INCENTIVE COMPENSATION PLAN.

If you noted any Comments above, please mark the corresponding box on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR YOU MAY VOTE BY INTERNET OR TELEPHONE (SEE REVERSE SIDE FOR MORE INFORMATION).

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

(Logo)

Trustmark Corporation
P.O. Box 291
Jackson, MS  39205-0291

Vote by Internet - www.proxyvote.com
Shareholders may use the Internet to transmit their voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. To vote on-line, have the proxy card in hand, access the web site above, and follow the instructions given.

Electronic Delivery of Future Shareholder Communications
If you would like to reduce the costs incurred by Trustmark Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Vote by Phone - 1-800-690-6903
Shareholders may use any touch-tone telephone to transmit their voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. To vote by telephone, have the proxy card in hand, call the toll-free number above, and follow the instructions given.

Vote by Mail
Shareholders should mark, sign and date their proxy card and return it in the postage-paid envelope provided or return it to Trustmark Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
TRUST1
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

TRUSTMARK CORPORATION

Items of Business

1. Election of Directors - To elect a board of twelve directors to hold office for the ensuing year or until their successors are elected and qualified.

      Nominees:
      01)      J. Kelly Allgood
      02)      Reuben V. Anderson
      03)      William C. Deviney, Jr.
      04)      C. Gerald Garnett
      05)      Richard G. Hickson
      06)      Matthew L. Holleman III
      07)      John M. McCullouch
      08)      Richard H. Puckett
      09)      Carolyn C. Shanks
      10)      R. Michael Summerford
      11)      Kenneth W. Williams
      12)      William G. Yates, Jr.

      For All               (      )

      Withhold All          (      )

      For All Except        (      )

      To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.

      ---------------------------------------

2. Approval of the Trustmark Corporation 2005 Stock and Incentive Compensation Plan

      For                   (      )

      Against               (      )

      Abstain               (      )

3.    To transact such other business as may properly come before the meeting.

For comments, please check this box and write them on the back where indicated. ( )

Please indicate if you plan to attend the meeting
Yes    (     )
No     (     )


----------------------------------          --------
Signature (PLEASE SIGN WITHIN BOX)          Date

----------------------------------          --------
Signature (Joint Owners)                    Date

                                    Exhibit A
                              TRUSTMARK CORPORATION
                   2005 STOCK AND INCENTIVE COMPENSATION PLAN

                                    ARTICLE I
                       Establishment, Purpose and Duration

1.1 Establishment of the Plan. Trustmark Corporation (hereinafter referred to as the "Company"), a Mississippi corporation, hereby establishes an incentive compensation plan to be known as the "2005 Stock and Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock
Options, Non-Qualified Stock Options (including Reload Options), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Performance Units to Key Associates and Directors.

The Plan was adopted by the Board of Directors of the Company on March 8, 2005, to become effective (the "Effective Date") as of May 10, 2005 if approved at the May 10, 2005 annual meeting of the Company's shareholders by vote of shareholders of the Company in accordance with applicable laws and any applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Except for Performance Unit Awards payable only in cash (with payment also contingent on shareholder approval of the 2005
Plan), Awards may not be granted under the Plan prior to shareholder approval of the Plan.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Associates and Directors that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Associates and Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

In addition, the Plan permits the grant of a Reload Option in order to restore an Option opportunity on the number of shares of Stock surrendered to exercise an Option to encourage a Participant to maximize his ownership interest in the Company without reducing the percentage interests of shareholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article XII herein, until May 9, 2015, at which time it shall terminate except with respect to Awards (including any outstanding Reload Option obligation) made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                   ARTICLE II
                                   Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

     (a) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

     (b) "Award" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options (including Reload Options), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Performance Units.

     (c) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under the Plan.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) the acquisition of ownership of, holding or power to vote more than 20% of the Company's voting stock; or

          (ii) the acquisition of the ability to control the election of a majority of the Company's Board; or

          (iii)the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange
               Act); or

          (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

          Notwithstanding the foregoing, in the case of (i), (ii) and (iii) hereof, ownership or control of the Company's voting stock by the Trustmark National Bank (the "Bank') or any associate benefit plan sponsored by the Company or the Bank shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization of any other form of entity not specifically listed herein.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Article III herein, all of the members of which shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code. Unless otherwise determined by the Board, the Human Resources Committee of the Board, or any successor committee responsible for executive compensation, shall constitute the Committee.

     (h) "Company" means Trustmark Corporation, or any successor thereto as provided in Article XIV herein.

     (i) "Director" means a director of the Company or any subsidiary thereof, which term shall not include an advisory or honorary director.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (k) "Fair Market Value" of a Share means the mean between the high and low sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by the NASDAQ National Market System, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

     (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

     (m) "Key Associate" means an officer or other key associate of the Company or its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. "Key Associates" includes Directors who are also associates of the Company or its Subsidiaries.

     (n) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

     (o)  "Option"  means an  Incentive  Stock Option or a  Non-Qualified  Stock
          Option.

     (p) "Option Price" means the exercise price per share of Stock covered by an Option.

     (q) "Participant" means a Key Associate or a Director who has been granted an Award under the Plan and whose Award remains outstanding.

     (r) "Performance-Based Compensation Award" means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal applicable thereto. If a Performance-Based Compensation Award is intended to be "performance-based compensation" within the meaning of
          Section 162(m)(4)(C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code therefor. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement.

     (s) "Performance Goal" means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award to which a Participant is entitled to exercise, receive or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investment, sales or revenues or growth thereof, deposits, loan and/or equity levels or growth thereof, working capital targets or cost control measures, regulatory compliance, gross, operating or other margins, efficiency ratio (as generally recognized and used for bank financial reporting and analysis), interest income, non-interest income, credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), productivity, customer satisfaction, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, quality measures, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. The Committee shall determine the Performance Period during which the Performance Goal must be met; and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

     (t)  "Performance   Period"   means  the  time  period   during  which  the
          Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee.

     (u) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article X herein and valued as a fixed dollar amount.

     (v) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

     (w) "Plan" means the Trustmark Corporation 2005 Stock and Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

     (x) "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

     (y)  "Reload Option" means a Non-Qualified Stock Option granted pursuant to
          Section 6.9 in the event the Participant exercises all or a part of an Option by paying the Option Price pursuant to Section 6.6 with Stock in order to restore an Option opportunity on the number of shares of Stock surrendered to exercise an Option.

     (z) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VIII herein which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied.

     (aa) "Restricted Stock Unit" or "RSU" means an Award, designated as a Restricted Stock Unit, granted to a Participant pursuant to Article IX herein and valued by reference to Stock, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied.

     (bb) "Stock" or "Shares" means the common stock of the Company.

     (cc) "Stock Appreciation Right" or "SAR" means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

     (dd) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                                   ARTICLE III
                                 Administration

3.1 Administration of the Plan by the Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and conditions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration;
(v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction or other restrictions imposed under the Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

The Chairman of the Committee and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Associates and/or Directors as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4 Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, "Section 16 Persons") shall comply with any applicable conditions of SEC Rule 16b-3; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and
(iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                   ARTICLE IV
                            Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed the sum of (i) 6,000,000 plus (ii) that number of Shares represented by options under the Second Amended Trustmark
Corporation 1997 Long Term Incentive Plan which expire or are otherwise terminated or forfeited at any time after the Effective Date of the Plan. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

Stock that may be issued under the Plan may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company.

The Company, during the term of the Plan and thereafter during the term of any outstanding Award which may be settled in Stock, shall reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

4.2 Lapsed Awards or Forfeited Shares. If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.3.

4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option. In addition, in determining the number of shares of Stock available for Awards, if Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of withholding taxes, or if the number of shares of Stock otherwise deliverable has been reduced for payment of withholding taxes, the number of shares of Stock exchanged as payment in connection with the withholding tax or so reduced shall again be available for purpose of Awards under the Plan.

4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the annual limits on and aggregate number of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                    ARTICLE V
                                   Eligibility

Persons eligible to participate in the Plan include (i) all associates of the Company and its Subsidiaries (including any corporation which becomes a Subsidiary after the adoption of the Plan by the Board) who, in the opinion of the Committee, are Key Associates and (ii) all Directors.

Multiple grants of Awards under the Plan may be made in any calendar year to a Participant, provided, however, that Awards of Options and SARs (disregarding any Tandem SARs as defined in Section 7.1) granted in any calendar year to any one Participant shall not provide for the issuance of, and/or cash payment with respect to, more than 90,000 Shares in the aggregate, that Awards of Restricted Stock and Restricted Stock Units granted in any calendar year to any one Participant shall not provide for the issuance of, and/or cash payment with respect to, more than 50,000 Shares in the aggregate, and that Performance Units granted in any calendar year to any one Participant shall not provide for the payment of more than $1,000,000 in the aggregate.

                                   ARTICLE VI
                                  Stock Options

6.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Key Associates and Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) only Non-Qualified Stock Options may be granted to Directors who are not associates of the Company or a Subsidiary, (ii) no Participant may be granted Options in any calendar year for more than 90,000 Shares (with Options cancelled in the same year as granted counted against this limit and with Options for which the Option Price is reduced treated as cancelled and reissued for this annual limit) and (iii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option. If an Option is intended to be a Performance-Based Compensation Award, the terms and conditions thereof, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

6.3 Option Price. The Option Price of an Option shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to a Key Associate (including any Director who is a Key Associate) who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of such Stock on the Grant Date.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine, provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Associate (including any Key Associate who is a Director) who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise or by a combination of the foregoing.

To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor in the event the Participant does not complete a specified service period after exercise.

6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

Notwithstanding the foregoing or any other provision of the Plan to the contrary, to the extent permissible under Rule 16b-3 of the Exchange Act, a Participant who is granted Non-Qualified Stock Options pursuant to the Plan may transfer such Non-Qualified Stock Options to his or her spouse, lineal ascendants, lineal descendants, or to trusts for their benefit, provided that the Non-Qualified Stock Option so transferred may not again be transferred other than to the Participant originally receiving the grant of Non-Qualified Stock Options or to an individual or trust to whom such Participant could have transferred Non-Qualified Stock Options pursuant to this Section 6.8. Non-Qualified Stock Options which are transferred pursuant to this Section 6.8 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-Qualified Stock Options in the hands of the Participant originally receiving the grant of such Non-Qualified Stock Options.

6.9 Reload Options. The Committee shall have the authority to specify at the Award Date for an Option that a Participant receiving the Option shall be granted the right to a further Non-Qualified Stock Option (a "Reload Option") in the event the Participant exercises all or a part of the Option, including a Reload Option (an "Original Option"), by surrendering in accordance with Section
6.6 hereof already owned shares of Stock in full or partial payment of the Option Price under such Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Stock not exceeding the whole number of shares of Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the Award Date of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

                                   ARTICLE VII
                            Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Associates and Directors, at the discretion of the Committee, in any of the following forms, provided, however, that no Participant may be granted more than 90,000 SARs in any calendar year (with SARs cancelled in the same year as granted counted against this limit and with SARs for which the base amount on which the SAR payment at exercise is calculated is reduced treated as cancelled and reissued for this annual limit):

     (a) Inconnection with the grant, and exercisable in lieu of, Options ("Tandem SARs");

     (b) In connection with and exercisable in addition to the grant of Options ("Additive SARs");

     (c)  Independent of grant of the Options ("Freestanding SARs"); or

     (d)  In any combination of the foregoing.

7.2 SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its type of SAR and its terms and conditions. If an SAR grant is intended to be a Performance-Based Compensation Award, the Performance Goal and Performance Period shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

7.3 Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.4 Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Options. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Options remains unexercised.

7.5 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

7.6 Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or
(ii) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.7 Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal (the "SAR Value") to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over
(B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. The Agreement may provide for payment of the SAR Value at the time of exercise or, on an elective or non-elective basis, for payment of the SAR Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the SAR Value in Shares) set out in the Agreement (the "adjusted SAR Value"). The Committee is expressly authorized to grant SARs which are deferred compensation covered by
Section 409A of the Code, as well as SARs which are not deferred compensation covered by Section 409A of the Code.

Payment of the SAR Value or adjusted SAR Value to the Participant shall be made in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement.

7.8 Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                  ARTICLE VIII
                                Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Key Associates and Directors and in such amounts as it shall determine, provided, however, that no Participant may be granted more than 50,000 Shares of Restricted Stock in any calendar year. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

8.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and the applicable restrictions and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

8.3 Nontransferability of Restricted Stock. Except as provided in this Article VIII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4 Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Trustmark Corporation 2005 Stock and Incentive Compensation Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated (date of grant) . A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Trustmark Corporation.

8.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his Stock certificate.

8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8 Dividends and Other Distributions. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

8.9 Termination of Employment or Service. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company for any reason during the Period of Restriction, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company. The Committee may provide for vesting of Restricted Stock in connection with the termination of a Participant's employment or service on such basis as it deems appropriate.

                                   ARTICLE IX
                             Restricted Stock Units

9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Associates and Directors and in such amounts as it shall determine, provided, however, that no Participant may be granted more than 50,000 Restricted Stock Units in any calendar year. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions and such other provisions as the Committee shall determine. If an Award of Restricted Stock Units is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Restricted Stock Units shall have added to their rights all dividends and other distributions which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding, and such deemed dividends or distributions shall be subject to the same restrictions, vesting and payment as the Restricted Stock Units to which they are attributable. Unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.3 Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse exercise of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal (the "RSU Value") to the product of multiplying (i) the number of Shares with respect to which the restrictions lapse by (ii) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of exercise or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the "adjusted RSU Value"). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by
Section 409A of the Code.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment after vesting or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement.

9.4 Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Restricted Stock Units, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9.5 Termination of Employment or Service. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company for any reason during the Period of Restriction, then any Restricted Stock Units still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company. The Committee may provide for vesting of Restricted Stock Units in connection with the termination of a Participant's employment or service on such basis as it deems appropriate.

                                    ARTICLE X
                                Performance Units

10.1 Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Key Associates and Directors at any time and from time to time as shall be determined by the Committee, provided, however, that no Participant may be granted Performance Units with a dollar value in excess of $1,000,000 in any calendar year. Otherwise, the Committee shall have complete discretion in determining the number of Performance Units granted to each Participant. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

10.2 Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal and Performance Period (which may be equal to, less than or more than one year), shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement. The Committee shall set the Performance Goal in its discretion for each Participant who is granted a Performance Unit.

10.3 Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goals and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan which is incorporated by reference into an Agreement) have been satisfied.

10.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined by the Committee.

10.5 Nontransferability of Performance Units. No Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                   ARTICLE XI
                                Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE XII
                  Modification, Extension and Renewal of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that the exercise price of any Award may not be lowered other than pursuant to Section 4.4 herein. In addition, the Committee may accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the surrendered Awards or awards, and otherwise the new Awards may be of a different type than the surrendered Awards or awards, may specify a longer term than the surrendered Awards or awards, may provide for more rapid vesting and exercisability than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                  ARTICLE XIII
               Amendment, Modification and Termination of the Plan

13.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

13.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XIV
                                   Withholding

14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

14.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XV
                                   Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE XVI
                                     General

16.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.

16.2 Effect of the Plan. The establishment of the Plan shall not confer upon any Key Associate or Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Associate or Director, nor is it a contract between the Company or any of its Subsidiaries and any Key Associate or Director. Participation in the Plan shall not give any Key Associate or Director any right to be retained in the service of the Company or any of its Subsidiaries. No Key Associate or Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

16.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

16.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Mississippi and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

16.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.6 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

16.7 Nonqualified Deferred Compensation Plan Omnibus Provision. It is intended that any compensation, benefits or other remuneration which is provided pursuant to or in connection with the Plan which is considered to be nonqualified deferred compensation subject to Section 409A of the Code shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Award Agreement as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with IRC Section 409A.

                                    Exhibit B

                              TRUSTMARK CORPORATION
                      AUDIT AND FINANCE COMMITTEE CHARTER

The Audit and Finance Committee (the Committee) is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by monitoring Trustmark's accounting and financial reporting process, the systems of internal controls that management and the Board of Directors have established, and the audit process. The Committee is neither intended nor equipped to guarantee with certainty to the full Board and shareholders the accuracy and quality of Trustmark's financial statements and accounting practices. Proper financial reporting, accounting, and audit functions are collaborative efforts conducted by full-time professionals dedicated to these purposes. The Committee oversees the work of others involved in the financial reporting process-management, including the internal auditor, and the independent accountant - and assesses practices and safeguards, and encourages procedures that promote accountability on the part of the full-time professionals.

Audit and Finance Committee members shall meet the requirements of the National Association of Securities Dealers and the Securities and Exchange Commission. The Audit and Finance Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. No member of the Committee shall participate in the preparation of the financial statements of the company or any of its subsidiaries. Audit and Finance Committee members must not accept any consulting, advisory, or other compensatory fees from the company other than for board service, and they must not be an affiliated person of the company. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including Trustmark's balance sheet, income statement and cash flow statement and at least one member of the Committee shall meet the requirements of an audit committee financial expert as defined, or the reasons why not will be disclosed.

Audit and Finance Committee members shall be appointed by the Board of Directors on recommendation of the Executive Committee. If an Audit and Finance Committee chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.

The Committee shall meet at least five times annually, or more frequently as circumstances dictate. The Audit and Finance Committee chairperson shall prepare or approve an agenda in advance of each meeting. The Committee shall meet privately on a regular basis with management, the director of the internal auditing department, the independent accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall provide an open avenue of communication between the internal auditors, the independent accountant, management, and the Board of Directors.

The Committee shall have the power, including funding, to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

The Audit and Finance Committee's responsibilities include:

I.   Oversight of Trustmark's Audit Activities

     A. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, evaluate the independent accountants; and where appropriate, replace the independent accountants.

     B. Instruct the independent accountants that they are ultimately accountable to the Board of Directors and the Audit and Finance Committee and that they must directly report to the Audit and Finance Committee.

     C. Assure the objectivity and the independence of the internal auditor and the independent accountants, including a review of management consulting services and related fees provided by the independent accountants. Inquire of any other relationships that the independent accountants might have that would impair their objectivity and independence. Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services. Obtain from the independent accountants written disclosures required by the Independence Standards Board. Establish and monitor adherence to a pre-approval policy for use of the independent accountant.

     D. Review and concur in the appointment, replacement, reassignment, performance, or dismissal of the director of internal auditing.

     E. Consider, in consultation with the independent accountants and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountants. Review and approve the independent accountants' engagement letter.

     F. Review with the director of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     G. Consider and review with management and the director of internal auditing:

          1. Significant findings during the year and management's responses thereto (including the status of previous audit recommendations).
          2. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
          3.   Any changes required in the planned scope of their audit plan.
          4.   The internal auditing department budget and staffing.
          5.   The internal auditing department charter.
          6. Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing.

     H. Inquire of management, the director of internal auditing, and their independent accountants about significant risks or exposures and assess the steps that management has taken to minimize such risks to Trustmark.

     I. Consider and review with the director of internal auditing and the independent accountants the adequacy of Trustmark's internal controls including computerized information system controls and security.

II.  Oversight of Financial Reporting

     A.   Review  with  management  and  the  independent   accountants  at  the
          completion of the annual examination:

          1. Trustmark's annual financial statements and related footnotes. Discuss critical accounting policies, including an assessment of management's disclosures.
          2. The independent accountants' audit of the financial statements and his or her report thereon.
          3. Any significant findings during the year and management's responses thereto, including the status of previous audit suggestions.
          4. Any significant changes required in the independent accountants' audit plan.
          5. Any serious difficulties or disputes with management encountered during the course of the audit.
          6. All alternatives within GAAP for material items that were discussed with management.
          7.   Management's report on internal controls.
          8. The Independent Auditor's audit of internal controls and the report thereon.
          9. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

     B. Advise management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     C. Provide that management and the independent accountants discuss with the Audit and Finance Committee their judgments about the quality, not just the acceptability, of Trustmark's accounting principles as applied in its financial reporting. Inquire as to the consistency of Trustmark's accounting principles and their application, and the clarity and completeness of Trustmark's financial statements, which include related disclosures. Inquire regarding items that have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.

     D. Discuss any items required to be communicated by the independent accountants prior to filing interim financial statements. Inquire of any disagreements with management and its resolution quarterly.

     E. Review annually with general counsel legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports or inquiries received from regulators or other governmental agencies.

     F. Submit reports as required by the Securities and Exchange Commission and/or the National Association of Securities Dealers.

     G. Establish and review procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting
          controls   or  auditing   matters,   including   procedures   for  the
          confidential, anonymous submission by associates of the company of concerns regarding questionable accounting or auditing matters.

III. Other Audit and Finance Committee Responsibilities

     A.   Annually  review  a  summary  of  Directors'  and  officers'   related
          transactions and potential conflicts of interest.

     B. Review annually with the director of internal auditing and the independent accountants the results of their review of Trustmark's monitoring of compliance with Trustmark's codes of conduct.

     C. Consider with management and the independent accountants the rationale for employing audit firms other than the principal independent accountant.

     D.   Maintain  minutes  and  report  committee  actions  to  the  Board  of
          Directors  with  such   recommendations  as  the  Committee  may  deem
          appropriate.

     E. Annually perform a self-assessment of Audit and Finance Committee performance.

     F. Perform such other functions as assigned by law, Trustmark's charter or bylaws, or the Board.

     G. Review and reassess the adequacy of the Committee's charter annually. The Charter shall be approved by the Board of Directors and published at least every three years in accordance with SEC regulations.